Supplement dated January 16, 2020
to the Statement of Additional Information (the “SAI”), dated January 1, 2020, for the following fund:
Fund
Columbia Funds Series Trust I
Columbia Mid Cap Growth Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI for the above referenced fund is hereby superseded and replaced with the following:
		Other accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2019, unless otherwise noted
Mid Cap Growth Fund	Matthew Litfin	5 RICs 10 other accounts	$5.84 billion $21.00 million	None	$500,001 – $1,000,000(a) $100,001 – $500,000(b)	Columbia WAM	Columbia WAM
	Erika Maschmeyer	2 RICs 9 other accounts	$4.70 billion $15.56 million	None	$50,001 – $100,000(b)
	John Emerson	3 RICs 6 other accounts	$859.56 million $16.00 million	None	$50,001 – $100,000(b)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_026_(01/20)